AQUILA THREE PEAKS HIGH INCOME FUND

SUMMARY PROSPECTUS

April 30, 2010
Revised May 14, 2010

Tickers:	Class A – ATPAX	Class C – ATPCX
	Class I – ATIPX	Class Y – ATPYX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund's complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.aquilafunds.com/literature.html. You can also get this information at no cost by calling 800-437-1020 (toll-free) or by sending an e-mail request to info@aquilafunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Prospectus and other information will also be available from your financial intermediary. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in "Alternative Purchase Plans” on page 18 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 19 of the Prospectus and "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 21 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None	1.00%	None	None
Redemption Fees (as a percentage of amount redeemed)(1)	None	None	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fee	0.20%	0.75%	0.15%	None
Other Expenses	0.32%	0.57%	0.44%	0.32%
Total Annual Fund Operating Expenses	1.17%	1.97%	1.24%	0.97%
Total Fee Waivers and/or Reimbursement(2)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Waivers and Reimbursements (2)	1.15%	1.95%	1.22%	0.95%

(1)	This fee only applies to shares redeemed (including by exchange) within 90 days of purchase.

(2)
The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2010 through April 30, 2011 so that total Fund expenses will not exceed 1.15% for Class A Shares, 1.95% for Class C Shares, 1.22% for Class I Shares or 0.95% for Class Y Shares. The Manager has advised the Fund that it intends to continue to waive fees and/or reimburse Fund expenses thereafter for so long as may be necessary to keep the Fund competitive. In general, however, the Manager may recover from the Fund fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed contractual limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A Shares	$513	$755	$1,016	$1,762
Class C Shares	$298	$616	$1,061	$1,897
Class I Shares	$124	$391	$679	$1,498
Class Y Shares	$97	$307	$534	$1,188

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$198	$616	$1,061	$1,897

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 154.98% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities.  Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated.  It is anticipated that the Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called “junk bonds.”

The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the Barclays Capital U.S. Corporate High-Yield Bond Index.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, Three Peaks Capital Management, LLC (the “Sub-Adviser”), applies a “bottom up” approach in choosing investments. This means that the Sub-Adviser considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies. To the extent that the Sub-Adviser is unable to find such investments, the Fund’s uninvested assets may be held in cash or similar investments.

Within the parameters of the specific investment policies discussed below, the Fund may invest without limit in foreign debt.

Principal Risks

Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s return and yield will vary, and you could lose money.

The Fund invests in a variety of fixed-income securities. A basic risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund’s net asset value per share (NAV) will likewise decrease. Another basic risk associated with the Fund is credit or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

As noted above, the Fund may invest in high-yield/high-risk bonds, also known as “junk bonds.” High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.
Investments in foreign securities have additional risks, enumerated below.

Investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

During the period shown in the bar chart, the highest return for a quarter was 8.42% (quarter ended March 31, 2009) and the lowest return for a quarter was -11.58% (quarter ended December 31, 2008).

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception
Class Returns Before Taxes:
Class A (since inception of class on 6/1/06)	20.90%	2.75%
Class C (since inception of class on 6/8/06)	23.85%	3.12%
Class I (since inception of class on 6/29/06)	25.96%	4.22%
Class Y (since inception of class on 6/8/06)	26.15%	4.13%
Class Y Returns After Taxes:
On Distributions	22.75%	1.62%
On Distributions and Redemption	16.80%	2.04%
Barclays Capital U.S. Corporate High-Yield Bond Index (1)	58.21%	7.27%

(1) This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.

These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans.  The total returns reflect reinvestment of dividends and distributions.

Management

Investment Adviser

Aquila Investment Management LLC

Sub-Adviser

Three Peaks Capital Management, LLC

Co-Portfolio Manager: Mr. Sandy Rufenacht, a 22-year veteran of the industry; Co-Portfolio Manager: Mr. Brent Olson since 2009, Director of Research since 2006.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C shares either through a financial advisor or directly from the Fund. The minimum initial purchase into the Fund is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Tax Information

The Fund's distributions of interest income are taxable; There may be distributions of capital gains which will be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.